Exhibit 99.5 Prescription Digital Therapeutics Software for the Treatment of Serious Disease Investor Presentation June 2021 1 Copyright 2021, Pear Therapeutics, Inc. All rights reserved. Exhibit 99.5 Prescription Digital Therapeutics Software for the Treatment of Serious Disease Investor Presentation June 2021 1 Copyright 2021, Pear Therapeutics, Inc. All rights reserved.

Disclaimer ABOUT THIS PRESENTATION This investor presentation ( Presentation ) contains proprietary and confidential information of Thimble Point Acquisition Corporation (“TPAC ) and Pear Therapeutics, Inc. (the “Company”), and the entire content should be considered “Confidential Information” with respect to both TPAC and the Company. This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by TPAC, the Company or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by TPAC and the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Business Combination”) between TPAC and the Company and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will TPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither TPAC nor the Company has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of TPAC or the Business Combination. Viewers of this presentation should each make their own evaluation of TPAC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of TPAC, the Company, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. FORWARD LOOKING STATEMENTS Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or involving, or future performance of, TPAC or the Company. For example, projections of future EBITDA, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, projections of the Company’s future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by TPAC and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against TPAC, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of TPAC, or the Company to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property and satisfy regulatory requirements; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in TPAC’s final prospectus dated September 14, 2020 relating to its initial public offering and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to TPAC’s stockholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by TPAC. This presentation includes preliminary financial information (or “Flash” information) for the fiscal year ended December 31, 2020, which is subject to completion of the Company’s year-end close procedures and further financial review, and will differ from the financial information in the definitive proxy statement to be delivered to TPAC’s stockholders and related registration statement on Form S-4. Actual results may differ as a result of the completion of the Company’s year-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TPAC nor the Company undertakes any duty to update these forward-looking statements. 2Disclaimer ABOUT THIS PRESENTATION This investor presentation ( Presentation ) contains proprietary and confidential information of Thimble Point Acquisition Corporation (“TPAC ) and Pear Therapeutics, Inc. (the “Company”), and the entire content should be considered “Confidential Information” with respect to both TPAC and the Company. This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by TPAC, the Company or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by TPAC and the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Business Combination”) between TPAC and the Company and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will TPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither TPAC nor the Company has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of TPAC or the Business Combination. Viewers of this presentation should each make their own evaluation of TPAC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of TPAC, the Company, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. FORWARD LOOKING STATEMENTS Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or involving, or future performance of, TPAC or the Company. For example, projections of future EBITDA, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, projections of the Company’s future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by TPAC and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against TPAC, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of TPAC, or the Company to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property and satisfy regulatory requirements; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in TPAC’s final prospectus dated September 14, 2020 relating to its initial public offering and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to TPAC’s stockholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by TPAC. This presentation includes preliminary financial information (or “Flash” information) for the fiscal year ended December 31, 2020, which is subject to completion of the Company’s year-end close procedures and further financial review, and will differ from the financial information in the definitive proxy statement to be delivered to TPAC’s stockholders and related registration statement on Form S-4. Actual results may differ as a result of the completion of the Company’s year-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TPAC nor the Company undertakes any duty to update these forward-looking statements. 2

Disclaimer USE OF PROJECTIONS This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2020 through 2025. Neither TPAC’s nor Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This presentation contains trademarks, service marks, trade names and copyrights of TPAC, the Company and other companies, which are the property of their respective owner, including reSET®, reSET-O®, Somryst®, PearConnect™. The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company and TPAC believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company and TPAC believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please see the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure for the periods presented. You should review the Company’s and TPAC’s audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.* You should review the Company’s and TPAC’s audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.** ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT The Business Combination will be submitted to stockholders of TPAC for their consideration. TPAC intends to file a Registration Statement on Form S-4 with the SEC, which will include preliminary proxy statement and a definitive proxy statement, to be distributed to TPAC’s stockholders in connection with TPAC’s solicitation for proxies for the vote by TPAC’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been filed and declared effective, TPAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. TPAC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with TPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, TPAC and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by TPAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to meara.murphy@peartherapeutics.com or phone: 650.567.6952. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PARTICIPANTS IN THE SOLICITATION The Company, TPAC and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TPAC’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TPAC’s stockholders in connection with the Business Combination will be set forth in TPAC’s proxy statement when it is filed with the SEC. You can find more information about TPAC’s directors and executive officers in TPAC’s final prospectus filed with the SEC on September 14, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in TPAC’s proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. *To be included if a reconciliation of Non-GAAP financial numbers is included in the Presentation. 3 **To be included in Non-GAAP financial numbers are included in the Presentation.Disclaimer USE OF PROJECTIONS This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2020 through 2025. Neither TPAC’s nor Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This presentation contains trademarks, service marks, trade names and copyrights of TPAC, the Company and other companies, which are the property of their respective owner, including reSET®, reSET-O®, Somryst®, PearConnect™. The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company and TPAC believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company and TPAC believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please see the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure for the periods presented. You should review the Company’s and TPAC’s audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.* You should review the Company’s and TPAC’s audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.** ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT The Business Combination will be submitted to stockholders of TPAC for their consideration. TPAC intends to file a Registration Statement on Form S-4 with the SEC, which will include preliminary proxy statement and a definitive proxy statement, to be distributed to TPAC’s stockholders in connection with TPAC’s solicitation for proxies for the vote by TPAC’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been filed and declared effective, TPAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. TPAC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with TPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, TPAC and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by TPAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to meara.murphy@peartherapeutics.com or phone: 650.567.6952. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PARTICIPANTS IN THE SOLICITATION The Company, TPAC and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TPAC’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TPAC’s stockholders in connection with the Business Combination will be set forth in TPAC’s proxy statement when it is filed with the SEC. You can find more information about TPAC’s directors and executive officers in TPAC’s final prospectus filed with the SEC on September 14, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in TPAC’s proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. *To be included if a reconciliation of Non-GAAP financial numbers is included in the Presentation. 3 **To be included in Non-GAAP financial numbers are included in the Presentation.

The Presenters

PEAR THERAPEUTICS



COREY MCCANN
MD, PHD

CEO

MPM
McKinsey & Company



CHRIS GUIFFRE
JD, MBA

CFO & COO

CERULEAN
CUBIST



YURI MARICICH
MD, MBA

CMO

corixa
Cavion



JULIA STRANDBERG
MBA

CCO

Medtronic
3M

THIMBLE POINT ACQUISITION



ELON BOMS
MBA

CEO

PVFO
LaunchCapital

4

Pear Therapeutics Transaction Overview

Pear is preparing to go public through a SPAC merger with Thimble Point Acquisition Corp. and has raised an oversubscribed $125.8 million PIPE to further support long-term growth

Pear Therapeutics

- Pear is the leading developer of software to treat serious disease
- Founded in 2013 by Dr. Corey McCann, Pear has brought to market the first three Prescription Digital Therapeutics (PDTs) ever authorized by the FDA
- Raised >$250M of capital from Softbank, Temasek, a leading IDN, Novartis, 5am Ventures, Jazz Ventures, Arboretum and more

Thimble Point Acquisition Corporation

- Publicly listed SPAC with $276M cash in trust
- Sponsored by an affiliate of the Pritzker Vlock Family Office (PVFO), Thimble Point invests in high-growth technology-enabled businesses disrupting large and established markets

Transaction

- Pro forma enterprise value of approximately $1.2B
- Expects $456.8M of cash on Pear's balance sheet post-transaction, further boosting Pear's position as category creator and leader
- $125.8M PIPE anchored by Neuberger Berman, the Pritzker Vlock Family Office, and a leading IDN, along with significant support from existing and new investors
- Management and insiders rolling over 100% of their equity

5

PEAR THERAPEUTICS

Pro Forma Transaction Summary

Estimated Sources and Uses

($ in millions)

SOURCES	
SPAC Cash in Trust	$276.0
Founder Shares[1]	56.3
PIPE[2]	125.8
Pear Equity Rollover[3]	1,200.0
Total Sources	**$1,658.1**

PRO FORMA VALUATION	
Illustrative Price per Share	$10.0
Pro Forma Shares Outstanding (mm)	165.81
Equity Value	1,658.1
(-) Net Cash[4]	456.8
Enterprise Value	**$1,201.3**

USES	
Cash to Balance Sheet	$361.8
Founder Shares[1]	56.3
Pear Equity Rollover[3]	1,200.0
Transaction Costs	40.0
Total Uses	**$1,658.1**

VALUATION MULTIPLES	
EV / 2023E Revenue[7]	9.61X

PF OWNERSHIP



17%
3%
8%
72%
Pear Therapaeutics Shareholders (3)
SPAC Shares (5)
Founder Shares (1) (6)
PIPE Shareholders (2)

Note: Assumes no redemptions. Ownership at $10.00 per share implies that all warrants are out of the money and therefore are not included.
(1) Excludes 1.3mm Founder Shares subject to earnout, vesting ratably at $12.50, $15.00 and $17.50.
(2) Includes $23mm FPA from Pritzker Family Office.
(3) Excludes 12.4mm Seller Earnout Shares, vesting ratably at $12.50, $15.00 and $17.50.
(4) Includes $95mm of existing balance sheet cash.
(5) Excludes the impact of 9.2mm Public Warrants with an $11.50 strike price.
(6) Excludes the impact of Founder Warrants. Sponsor currently holds 5.0mm warrants, 4.1mm of which will vest at close with an $11.50 strike price. The remaining 1.0mm will be subject to earnout, vesting ratably at $12.50, $15.00 and $17.50.
(7) Based on 2023E revenue of $125mm.

6

PEAR THERAPEUTICS

Pear Therapeutics Investment Highlights

1 - Transformational opportunity to disrupt the >$3T global healthcare industry with software-based therapeutics that can address unmet medical needs alone and in combination with pharmaceuticals[1]
2 - Emerging sector of prescription digital therapeutics (PDTs) = software-based therapeutic interventions with opportunity to treat a wide range of medical conditions for a total addressable market of >$250B in the U.S.
3 - Pear is the category creator in PDTs with first 3 FDA-authorized PDTs (**$2B+ serviceable available market in the U.S.**), deep and broad pipeline, and first end-to-end platform (**$15B+ serviceable available market in the U.S.**)
4 - Differentiated platform allows for streamlined discovery, development and commercialization of new PDTs, fostering sustainable **competitive advantage**
5 - Data, platform, IP, and regulatory competitive advantages plus capital-efficient business model to pursue software-like margins with therapeutic-like pricing
6 - **Management team built to scale** led by mix of seasoned life science and tech employees and backed by blue-chip syndicate of cross-disciplinary investors
7 - Capital infusion creates opportunity for **sustained** leadership **in a new category** with applicability across healthcare

7

PEAR THERAPEUTICS

Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 8Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 8

Major trends converge to highlight a need for software to treat serious disease



GROWING BURDEN OF CHRONIC DISEASE

90% of U.S. $3.8 trillion in annual health care expenditures is for people with chronic and mental health conditions[1]

TRANSITION TO TELEMEDICINE

Number of people who have used telehealth doubled, from 39.4% pre-COVID-19 to 79.5% post-quarantine[2]





reSET-O
Somryst



PROVIDER SHORTAGE

Across many key disease areas (i.e., substance abuse and insomnia), there are tens of millions of patients with only a few thousand (or less) trained specialists[3-5]



TECHNOLOGY IS PERVASIVE

Americans spend an average of 5.4 hours on their mobile phones daily as big data drives deeper insights from engagement[6]

9

Pear believes software can treat disease and enhance outcomes across nearly every disease

	PRODUCTS		PRODUCT CANDIDATES	
DISEASE EXAMPLE	ADDICTION	INSOMNIA	PAIN	CANCER
CURRENT STATUS	• >20M Americans struggle with addiction[1] • Only 10-20% of patients receive treatment[1]	• >30M Americans struggle with chronic insomnia[2,3] • Sedatives for short term use only due to side effects	• >50M Americans struggle with acute and chronic pain[4] • Patients left to choose between pain and opiate addiction	• ~17M Americans struggle with cancer[5] • Drug treatments are often discontinued due to side effects
SOFTWARE TO REDEFINE DISEASE TREATMENT	Smartphone application clinically proven to treat addiction and extend the reach of clinicians	Smartphone application clinically proven to treat insomnia as an alternative to drug treatment	Virtual reality application designed to reduce acute and chronic pain – and reduce the use of opiates	Smartphone application designed to minimize cancer medication side effects by tailoring optimal dosing

PDTs COULD HELP ACHIEVE HEALTH OUTCOMES IN DIFFERENT WAYS

- To help people like a drug
- To do so without drug-like side effects
- In combination to make drugs more effective

10

PEAR THERAPEUTICS

Prescription Digital Therapeutics (PDTs) are software to treat serious disease

	HEALTH AND WELLNESS APPS	PHARMACEUTICALS	PEAR THERAPEUTICS PRESCRIPTION DIGITAL THERAPEUTICS
Utilizes digital technology to improve human health	✓		✓
Tested in randomized controlled trials		✓	✓
FDA authorized safe and effective		✓	✓
Provides real-time feedback to clinicians			✓
Data security and HIPAA compliant			✓

1900+ **Small Molecules**

1980+ **Biologics**

2000+ **Cell/Gene Therapies**

2020+ **Prescription Digital Therapeutics**

11

PEAR THERAPEUTICS

CLINICIANS PDTs are poised to Improve reach allowing for broader patient impact disrupt care delivery Reimbursable events for to benefit major stakeholders in dashboard interactions the healthcare system PATIENTS 24/7 remote access without fear of stigma Favorable side effect profile vs medications PAYORS Reduce overall healthcare costs Fill gaps in care across large populations 12CLINICIANS PDTs are poised to Improve reach allowing for broader patient impact disrupt care delivery Reimbursable events for to benefit major stakeholders in dashboard interactions the healthcare system PATIENTS 24/7 remote access without fear of stigma Favorable side effect profile vs medications PAYORS Reduce overall healthcare costs Fill gaps in care across large populations 12

Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 13Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 13

Pear Therapeutics is the category creator and leader in PDTs

1 PEAR IS A PIONEER

Pear is *the* first mover and leader in the space, defining the PDT industry via the first 3 FDA-authorized products

2 PRODUCTS IN MAJOR MARKETS

FDA-authorized products reSET, reSET-O, and Somryst for the treatment of addiction and chronic insomnia address 50M+ US patients and 850M+ patients worldwide[1-4*]

3 DEEP & BROAD PIPELINE

14 product candidates with the potential to improve care across a range of therapeutic areas

4 END-TO-END PLATFORM

Scalable infrastructure to discover, develop, and deliver PDTs to patients

5 FOCUS ON SCALE

Strategy to be the primary platform for PDTs with an opportunity to scale from 3 to 17 to 100+ PDTs

6 FURTHERING OUR FIRST-MOVER ADVANTAGE

Demonstrated adoption by patients, clinicians, and payors and we intend to apply that playbook across additional geographies and assets

*As of May 2021, Pear's only Ex-US authorization is Singapore for reSET with plans to expand to other Ex-US markets.

14

PEAR THERAPEUTICS

Pear's business is enabled by life science and tech competitive advantages...

TECH

PLATFORM

Payor and provider integration

DATA

Products improve over time with more data

LIFE SCIENCE

IP

Foundational estate including 20+ owned and licensed patents

REGULATORY

Pathway requires clinical evidence

PEAR THERAPEUTICS

15

PEAR THERAPEUTICS

...and we believe Pear has similarities to disruptive life science and tech companies


PLATFORM-DRIVEN PIONEERS OF NEW THERAPEUTIC MODALITIES
Genentech
moderna
Seagen
PEAR THERAPEUTICS
TECH PLAYERS WITH DOMINANT PLATFORMS
salesforce
Apple
NETFLIX

16

PEAR THERAPEUTICS

Pear's team, culture & investors represent a unique mix of life science and tech



200

person tech + healthcare team in **Boston**, **San Francisco** & **Raleigh**

MANAGEMENT



COREY MCCANN, MD, PHD
President & CEO

MPM McKinsey & Company



CHRIS GUIFFRE, JD, MBA
CFO & COO

CERULEAN CUBIST



ERIN BRENNER
Chief Product Development Officer

GE Healthcare IDX



KATHY JEFFERY
Chief People Officer

Recurly Sportvision



YURI MARICICH, MD, MBA
CMO & Head of Development

Xdynia Cavion



RONAN O'BRIEN, JD
General Counsel & Secretary

CERULEAN Selecta Biosciences



JULIA STRANDBERG, MBA
Chief Commercial Officer

Medtronic 3M

INVESTORS

$250m+ of capital raised to date

SoftBank Group
TEMASEK
KAISER PERMANENTE
5AM VENTURES
NOVARTIS
PERCEPTIVE ADVISORS*
SARISSA CAPITAL MANAGEMENT LP
edbi
JAZZ VENTURE PARTNERS
ARBORETUM VENTURES
FORTH
QUAD
shanda
CRIMSONOX
TRUSTBRIDGE
PEAR THERAPEUTICS

17

Note: Perceptive Advisors is Pear's lender.

Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 18Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 18

Pear has…


reSET
reSET-O
Somryst
Sleep Better


PEAR


PEAR
CONNECT
BY PEAR THERAPEUTICS

3

FDA AUTHORIZED
PRODUCTS

14

PRODUCT CANDIDATES
IN PIPELINE

100+

PRODUCT OPPORTUNITIES
LEVERAGING PLATFORM

19

Pear's first three commercial products designed to redefine care for major medical conditions

TOTAL ADDRESSABLE MARKET (US)[1]

reSET


reSET

Only product FDA authorized to treat addiction to alcohol, cannabis, cocaine and stimulants

$5B+

reSET-O


reSET-O

Only FDA-authorized software product that's proven to help patients with opioid use disorder stay in outpatient treatment longer

$1B+

Somryst


Somryst

Only FDA-authorized drug-free and guideline-recommended treatment for chronic insomnia

$5B+

20

PEAR THERAPEUTICS

Pear has a **robust pipeline** of product candidates



PRODUCT
THERAPEUTIC AREA / INDICATION
DEVELOPMENT STAGE
CONTENT PARTNER
Discovery
POC
Pivotal
Commercial
PSYCHIATRY
reSET
reSET-O
Somryst
Substance Use Disorder
Opioid Use Disorder
Chronic Insomnia
Alcohol Use Disorder
Schizophrenia
Anxiety (GAD)
Depression (MDD)
Bipolar
PTSD
DARTMOUTH*
DARTMOUTH*
UNIVERSITY of VIRGINIA
USC
NEUROLOGY
Acute and Chronic Pain
Migraine
Multiple Sclerosis
Epilepsy
Firsthand
Children's
OTHER
IBS
Specialty GI
Oncology
Cardiovascular
Karolinska Institutet **
Ironwood ***
Apricity

PLATFORM ENHANCEMENTS

DIGITAL BIOMARKERS

Voice	Keystroke	Adherence Sensors	Physiologic Monitoring
WINTERLIGHT LABS	KeyWise AI	etectRx	empatica

*Dartmouth transaction is with a researcher employed by Dartmouth.
**Karolinska transaction is with individual researchers who are employed by the Karolinska Institute.
***Services agreement with Ironwood to evaluate a PDT in GI diseases.

21

Our PDT engine enables the discovery, development, and commercialization of PDTs at scale


PEAR


PEAR
CONNECT

PLATFORM TO DISCOVER AND DEVELOP NEW PDTs

- Component library of therapeutic and digital biomarker modalities
- In-licensing engine to access new technologies
- Remote clinical trials infrastructure
- Participant in FDA's Precertification Pilot Program
- Quality systems compatible with 21CFR 820 and ISO13485

PLATFORM CAPABLE OF HOSTING 100s OF PDTs BY PEAR AND 3rd PARTIES

- Clinician dashboard
- Patient services center and specialty pharmacy
- Data infrastructure and access to claims data
- Telemedicine integration and field salesforce
- Modular payor contracts and adjudication of value-based agreements

22

PEAR THERAPEUTICS

Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 23Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 23

reSET and reSET-O are designed to redefine treatment of Substance Use Disorder (SUD) and Opioid Use Disorder (OUD)



reSET-O

PATIENT

- Cognitive Behavioral Therapy (CBT)
- Fluency Training
- Contingency Management
- Craving & Trigger Assessment

+

CLINICIAN

- Real-World Engagement
- Concept proficiency
- Cravings & Triggers
- Urine Drug Screens & Appointments



PEAR

24/7, anytime, anywhere addiction treatment with FDA-authorized outcomes

Rapid insights into patient engagement and practice performance via single-secure platform

24

PEAR THERAPEUTICS

reSET and reSET-O show strong clinical and stronger real-world outcomes

CLINICAL TRIALS

>2X improved abstinence for reSET[1]

82% of patients retained in therapy for reSET-O[2]

Up to **100%** substitution for clinician time[3]

Up to **12 months** of continuous Use[4]

REAL WORLD USE

88% of patients abstinent at 12 weeks[5]

85% of patients retained in therapy at 12 weeks[5]

62% reduction in inpatient hospital utilization at 6 months[6*]

20% reduction in emergency department visits at 6 months[6*]

Note: See appendix slide 43-43 for additional clinical data and appendix slide 45 for additional real world data.

*Results up to 9 months expected in Q2 2021

25

PEAR THERAPEUTICS

reSET® and reSET-O® have demonstrated commercial traction

20,000+

prescriptions



66% Completed half of all core modules[1]

700+

clinicians

82% of providers were very satisfied or somewhat satisfied with their overall performance[2]

15

organizations who have provided access*

$2,150 cost saving per patient[3]

*Providing access means either listing on formulary, as a covered benefit, purchasing product in bulk, or funding a study.

26

PEAR THERAPEUTICS

: first-line drug-free treatment for 30 million Americans with chronic insomnia FDA-authorized to treat patients with chronic insomnia Examined in 29 completed or ongoing studies Delivers drug-free treatment without the risk of dependence and inappropriate long-term use Addresses supply-demand mismatch in insomnia care (<300 CBT-I accredited providers for >30M Americans) Long-term durable clinical benefit (to 18 months) First-line treatment per clinical guidelines 27 27: first-line drug-free treatment for 30 million Americans with chronic insomnia FDA-authorized to treat patients with chronic insomnia Examined in 29 completed or ongoing studies Delivers drug-free treatment without the risk of dependence and inappropriate long-term use Addresses supply-demand mismatch in insomnia care (<300 CBT-I accredited providers for >30M Americans) Long-term durable clinical benefit (to 18 months) First-line treatment per clinical guidelines 27 27

C L I N I C A L Decrease in the severity of 1 45% insomnia symptoms Data show significant Decrease in depression 2 >50% symptoms improvement Decrease in anxiety 2 ~45% symptoms in insomnia and Durable effect on insomnia, Up to 18 depression endpoints 3-4 depression, and anxiety MONTHS R E A L W O R L D Decrease in the severity 5 of insomnia symptoms Decrease in the time to 6 sleep onset Decrease in undesired 6 waking from sleep Health economic data expected in 2021 Note: See appendix slide 46 for additional clinical data and 28 appendix slide 47 for additional real world data.C L I N I C A L Decrease in the severity of 1 45% insomnia symptoms Data show significant Decrease in depression 2 >50% symptoms improvement Decrease in anxiety 2 ~45% symptoms in insomnia and Durable effect on insomnia, Up to 18 depression endpoints 3-4 depression, and anxiety MONTHS R E A L W O R L D Decrease in the severity 5 of insomnia symptoms Decrease in the time to 6 sleep onset Decrease in undesired 6 waking from sleep Health economic data expected in 2021 Note: See appendix slide 46 for additional clinical data and 28 appendix slide 47 for additional real world data.

Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 29Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 29

Pear is poised for near-term commercial scale

WHERE WE ARE TODAY

3	FDA-authorized PDTs
14	product candidates
6	month HEOR data for reSET-O
20K	Prescriptions to date
15	Organizations who have provided access*
$4M	projected 2021 revenue

POTENTIAL DRIVERS OF COMMERCIAL SCALE

SCRIPT VOLUME

- Inclusion in clinical guidelines
- Deeper integration into health system infrastructure
- Widespread telemedicine prescribing
- Subsequent prescriptions for patients who benefit
- Reimbursement for clinician dashboards and assessments

COVERAGE

- Additional HEOR data
- Provider demand and advocacy
- Grants → fee for service → managed Medicaid coverage
- Value-based agreements with major commercial payors
- Patient-pay options
- Federal legislation for Medicare coverage of PDTs

PROJECTED YE 2023

3	product candidates in pivotal studies
20	product candidates
12	month HEOR data for reSET, reSET-O, and Somryst
150K	Prescriptions in 2023
100M	covered lives
$125M	projected revenue

*Providing access means either listing on formulary, as a covered benefit, purchasing product in bulk, or funding a study.

30

PEAR THERAPEUTICS

Scripts create additional patients treated, RWE, Our commercial and HEOR data points flywheel drives a RWE + virtuous cycle 02 PRESCRIPTIONS 01 HEOR DATA of commercial adoption… Coverage decisions Performance drive additional data drives prescription growth product enhancements COVERAGE 04 DECISIONS PRODUCT 03 ENHANCEMENTS Product enhancements support coverage decisions and pricing power 31Scripts create additional patients treated, RWE, Our commercial and HEOR data points flywheel drives a RWE + virtuous cycle 02 PRESCRIPTIONS 01 HEOR DATA of commercial adoption… Coverage decisions Performance drive additional data drives prescription growth product enhancements COVERAGE 04 DECISIONS PRODUCT 03 ENHANCEMENTS Product enhancements support coverage decisions and pricing power 31

...and our engine is poised for pipeline growth and product commercialization

DISCOVERY

ACQUISITION ENGINE

735	ASSETS EVALUATED*
95	OPPORTUNITIES FOR IN-LICENSING
16	COMPLETED DEALS
12	ADDITIONAL IN NEGOTIATIONS

DEVELOPMENT

DEVELOPMENT PLATFORM

- Component library of therapeutics and digital biomarkers
- APIs for academics and partner development
- Remote clinical trials infrastructure
- FDA Precertification Pilot Program
- Quality system compatible with 21CFR 820 and ISO13485



PEAR CONNECT

COMMERCIAL PLATFORM

- Multi-product clinician dashboards
- Patient services center and specialty pharmacy
- Integration into EMRs and practice infrastructures
- Claims data pipe for continuous HEOR assessment
- Telemedicine capability and field salesforce

*735 assets evaluated since 2018. Pear evaluates approximately 100-200 assets a year.

32

PEAR THERAPEUTICS

Multiple near-term value creation milestones

COMMERCIAL

- reSET 6-month HEOR data; reSET-O 9, 12-month HEOR data
- Somryst 6-month HEOR
- Adoption by large healthcare providers
- Coverage decisions by public and private payors
- Ex-US expansion*

PIPELINE

- Additional PDT candidates and digital biomarker licenses/acquisitions
- Clinical data in Alcohol Use Disorder, Depression, Anxiety, Schizophrenia
- Data from drug / software combos & drug-dose optimization

*As of May 2021, Pear's only Ex-US authorization is Singapore for reSET with plans to expand to other Ex-US markets.

33

PEAR THERAPEUTICS

This financing PDT Opportunities for Most Medical Conditions boosts our • Developed by Pear CARDIOVASCULAR DIABETES BEHAVIORAL HEALTH NEUROLOGY rd position and 3 parties • Mono therapies and drug/software combos as the long- RESPIRATORY ONCOLOGY OBESITY MUSCULOSKELETAL term category leader for Dynamic PDT Infrastructure PDTs • Multi-product clinician dashboard • Integration into payor and provider networks • Data systems for insight generation 34This financing PDT Opportunities for Most Medical Conditions boosts our • Developed by Pear CARDIOVASCULAR DIABETES BEHAVIORAL HEALTH NEUROLOGY rd position and 3 parties • Mono therapies and drug/software combos as the long- RESPIRATORY ONCOLOGY OBESITY MUSCULOSKELETAL term category leader for Dynamic PDT Infrastructure PDTs • Multi-product clinician dashboard • Integration into payor and provider networks • Data systems for insight generation 34

Pear is the category creator for PDTs Pear is the category creator Pear’s pipeline and platform are poised PDTs as treatment for most medical conditions to drive the space creating a represent a and market leader with a $2B+ $15B+ $250B+ serviceable available market from serviceable available market from current pipeline in the U.S. current products in the U.S. total addressable market opportunity in the U.S. A CATEGORY DEFINING COMPANY ON A PATH TO DISRUPTING THE MARKET 35Pear is the category creator for PDTs Pear is the category creator Pear’s pipeline and platform are poised PDTs as treatment for most medical conditions to drive the space creating a represent a and market leader with a $2B+ $15B+ $250B+ serviceable available market from serviceable available market from current pipeline in the U.S. current products in the U.S. total addressable market opportunity in the U.S. A CATEGORY DEFINING COMPANY ON A PATH TO DISRUPTING THE MARKET 35

Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 36Contents The Opportunity For Prescription Digital Therapeutics Introducing Pear Therapeutics Product, Pipeline & Platform Overview Commercial Product Detail Current Status & Path Forward Appendix 36

Category creators offer significant financial upside

novocure

Novel Electric Field-based Oncology Treatment Technology

$26 BN+ Market Cap
9.9x Return from IPO

Livongo

Leading Chronic Disease Management Software

$18 BN+ Market Cap**
5.7x Return from IPO

GUARDANT HEALTH

Leading Liquid Biopsy Diagnostics

$12 BN+ Market Cap
6.3x Return from IPO

Outset

Reimagined Connected Dialysis Machines

$2 BN+ Market Cap
1.8x Return from IPO

Revenue
$ in millions



$33
$83
$177
$248
$351
$494
2015
2016
2017
2018
2019
2020



$31
$68
$170
$369 *
2017
2018
2019
2020



$25
$50
$91
$214
$287
2016
2017
2018
2019
2020



$2
$15
$50
2018
2019
2020

37

Note: Market Cap data as of market close on June 18, 2021.
*2020 revenue represents 9M actual and Q4 Estimate from Merger Proxy dated 9/15/20.
**Reflects Teladoc acquisition value.

PEAR THERAPEUTICS

This is a compelling moment to join Pear and the future of PDTs

REVENUE FORECAST



$ in millions
$4
$22
$125
2021E
2022E
2023E

UNIQUE OPPORTUNITY TO INVEST EARLY IN VALUATION TRAJECTORY



$ in millions
Pear's Implied Value at YE '22
$3,147
Discounted to Today
$2,394
vs Current Transaction Value
$1,201

- Applies Median NTM Revenue multiple of disruptive healthcare peers* of 25.2x to Pear 2023E Revenue of $125mm
- Discount Rate: 20%
- Discount Period: 6/30/21 – 12/31/22

Source: Company projections, Company filings, and FactSet as of June 18, 2021.
*Disruptive Healthcare Peers include Novocure, Guardant Health, Inspire, Shockwave Medical, Adaptive Biotechnologies, Schrodinger, Dexom, Outset Medical, and Teladoc Health.

38

PEAR THERAPEUTICS

Attractive entry value relative to disruptive healthcare peers Category leaders pioneering approaches to address unmet needs using novel and unique ideology First-mover advantage contributing to acceleration of revenue and profitability momentum 33.07x EV/ 2023E Revenue 37% 17.57x 16.88x 16.69x Median Discount 15.27x 15.27x * to median 13.21x 12.47x 9.82x 9.61x 8.28x Pear NVCR GH ADPT SWAV INSP SDGR DXCM OM TDOC Source: FactSet as of June 18, 2021. 39 *Pear Therapeutics EV is based on valuation assumptions provided on prior pages. Attractive entry value relative to disruptive healthcare peers Category leaders pioneering approaches to address unmet needs using novel and unique ideology First-mover advantage contributing to acceleration of revenue and profitability momentum 33.07x EV/ 2023E Revenue 37% 17.57x 16.88x 16.69x Median Discount 15.27x 15.27x * to median 13.21x 12.47x 9.82x 9.61x 8.28x Pear NVCR GH ADPT SWAV INSP SDGR DXCM OM TDOC Source: FactSet as of June 18, 2021. 39 *Pear Therapeutics EV is based on valuation assumptions provided on prior pages.

Pear is priced at a discount to life science comparables Therapeutics targeting psychiatric and neurological diseases $6,000 $9,000 $10,000 $5,000 5,000 $5,000 $4,000 $4,000 3,113 $3,000 $3,000 2,777 2,051 $2,000 $2,000 ** 1,701 1,638 * $1,201 1,153 $1,000 $1,000 $0 $0 Phase 2 Phase 3 Commercial Phase of Clinical Development Source: Company websites and FactSet as of 06/18/21. 40 * Based on Thimble Point Acquisition Corp.’s valuation of Pear Therapeutics of $1.2bn. ** Pro forma for $144mm follow-on offering in April 2021. Enterprise Value ($mm)Pear is priced at a discount to life science comparables Therapeutics targeting psychiatric and neurological diseases $6,000 $9,000 $10,000 $5,000 5,000 $5,000 $4,000 $4,000 3,113 $3,000 $3,000 2,777 2,051 $2,000 $2,000 ** 1,701 1,638 * $1,201 1,153 $1,000 $1,000 $0 $0 Phase 2 Phase 3 Commercial Phase of Clinical Development Source: Company websites and FactSet as of 06/18/21. 40 * Based on Thimble Point Acquisition Corp.’s valuation of Pear Therapeutics of $1.2bn. ** Pro forma for $144mm follow-on offering in April 2021. Enterprise Value ($mm)

Value Creation analogous to biopharma platforms

Pear's PDT leadership is no less innovative than other biopharma platform companies that brought unorthodox technologies to caregivers, patients and health systems

	Juno Therapeutics	moderna	Denali Therapeutics	GW pharmaceuticals
THESIS @ IPO	Pioneering developer of CAR-T, the **next-generation** modality in **immuno-oncology**	Pole position in the development of drugs based on **mRNA** for a **vast array of therapeutic areas**	A sharp departure from prior neuro-degeneration plays, driven by **biomarkers and new delivery technology**	**First platform to bring cannabinoid** receptor agonists into **mainstream biopharma** for neurology
PIPELINE @ IPO	• JCAR015: Ph 1 (ALL, NHL) • JCAR017: Ph 1 (ALL, NHL) • JCAR014: Ph 1 (B-cell malignancies)	• VEGF program: Ph 2 (myocardial ischemia) • OX40 program: Ph 1 (cancer) • Virology programs: Preclin.	• LRRK2 program: Ph 1 (Parkinson's) • RIPK1 program: Preclin. (Alzheimer's, ALS)	• Sativex: Marketed (MS spasticity) • GWP42004: Ph 2 (T2DM) • GWP42006: Preclin. (Epilepsy)
VALUE CREATION	Enterprise Value: • @ IPO: $1.4bn • @ Takeout: $9.0bn Shareholder Return: 3.6x	Enterprise Value: • @ IPO: $7.6bn • @ Current: $78.6bn Shareholder Return: 8.7x	Enterprise Value: • @ IPO: $1.1bn • @ Current: $8.4bn Shareholder Return: 4.1x	Enterprise Value: • @ IPO: $56mm • @ Takeout: $6.7bn Shareholder Return: 24.6x

41

PEAR THERAPEUTICS

and First-ever PDT to achieve FDA medical claims to treat disease are the first PDTs FDA-authorized to treat addiction for 21.2M Americans suffering from addiction to alcohol, cannabis, cocaine, 1 and stimulants Two successful RCTs in >1,000 SUD patients 2-3 (alcohol, cannabis, cocaine, stimulants) First-ever PDT to receive Breakthrough Designation FDA-authorized for use in combination with buprenorphine to treat 2.1M Americans suffering from 4 addiction to opiates 3 successful RCTs in >450 OUD patients: 2 with reSET-O + buprenorphine and 5-8 1 with reSET-O + methadone 42and First-ever PDT to achieve FDA medical claims to treat disease are the first PDTs FDA-authorized to treat addiction for 21.2M Americans suffering from addiction to alcohol, cannabis, cocaine, 1 and stimulants Two successful RCTs in >1,000 SUD patients 2-3 (alcohol, cannabis, cocaine, stimulants) First-ever PDT to receive Breakthrough Designation FDA-authorized for use in combination with buprenorphine to treat 2.1M Americans suffering from 4 addiction to opiates 3 successful RCTs in >450 OUD patients: 2 with reSET-O + buprenorphine and 5-8 1 with reSET-O + methadone 42

What are the top-line outcomes from the reSET Pivotal Trial?

reSET*

HIGHLIGHTS	CLINICAL OUTCOMES SUMMARY FROM 12-WEEK PIVOTAL TRIAL[1]
Abstinence	Among patients whose primary addiction was not opioids, in a secondary analysis, adding reSET to treatment as usual (TAU) more than doubled abstinence rates (40.3% vs 17.6%) during the last 4 weeks of the 12-week trial.
Retention	Among all patients, adding reSET to outpatient therapy improved retention rate compared to TAU (72.2% vs 63.5%) at the end of the 12-week trial.
Safety	Treatment with reSET did not demonstrate a significant difference in unanticipated adverse events compared to TAU.

ABSTINENCE RATES BY TREATMENT GROUP


Abstinence
rTAU* + reSET (n=206)
40.3%
TAU (n=193)
17.6%
P=.0004

PERCENTAGE OF PATIENTS WHO COMPLETED THE 12-WEEK TRIAL


Retention
72.2%
rTAU* + reSET (n=255)
63.5%
TAU (n=252)
P=.0316

*rTAU: reduced treatment as usual in which 2 hours of face-to-face therapy each week was replaced with use of a desktop-based Therapeutic Education System, which has equivalent content to reSET.

*reSET is indicated for retention in treatment and abstinence.

PEAR THERAPEUTICS

43

What are the top-line outcomes from the reSET-O Pivotal Trial?

reSET-O®*

HIGHLIGHTS	CLINICAL OUTCOMES SUMMARY FROM 12-WEEK PIVOTAL TRIAL[1,2]
Abstinence	Among patients whose primary addiction was opioids, in a secondary analysis, adding reSET-O to treatment as usual (TAU) had significantly greater odds of opioid abstinence during weeks 9-12 of the 12-week trial.
Retention	Adding reset-O to outpatient therapy buprenorphine increased retention of patients with OUD by 14% at the end of the 12-week trial.
Safety	• The observed adverse events were of a type and frequency as anticipated in a large population of patients with OUD or associated with buprenorphine pharmacotherapy, particularly during the induction phase • The adverse events observed were not adjudicated to be device related

ABSTINENCE RATES BY TREATMENT GROUP



Abstinence
TAU* + reSET-O (n=91)
77.3%
TAU (n=79)
62.1%

P=.02

TREATMENT PROGRAM RETENTION RATE

Patients retained at 12-week end point



82.4%
68.4%
TAU + reSET-O (n=91)
TAU (n=79)

P=.0224

44

*reSET-O is indicated only for retention in treatment.

PEAR THERAPEUTICS

What is the Economic Impact of the product in the real world? In a published analysis of Real-World Evidence, patients using reSET-O® used fewer costly healthcare resources after 1 they began treatment • Study of 351 patients who used 1 + + reSET-O Inpatient Emergency Post-Surgical • 82% of patients were covered 1 1 1 stays visits Observation ~$2,150 by Medicaid • 6 months pre/post 1 cost savings / patient • Buprenorphine adherence >0.6 -62% -20% -90% 2 (50% of MAT patients) 2,3 3 2 2 Cost per event ~$1,176 / day ~$200 / event ~$1,996 / event 45What is the Economic Impact of the product in the real world? In a published analysis of Real-World Evidence, patients using reSET-O® used fewer costly healthcare resources after 1 they began treatment • Study of 351 patients who used 1 + + reSET-O Inpatient Emergency Post-Surgical • 82% of patients were covered 1 1 1 stays visits Observation ~$2,150 by Medicaid • 6 months pre/post 1 cost savings / patient • Buprenorphine adherence >0.6 -62% -20% -90% 2 (50% of MAT patients) 2,3 3 2 2 Cost per event ~$1,176 / day ~$200 / event ~$1,996 / event 45

What were the outcomes of the Somryst pivotal trial?

IN TWO RANDOMIZED CONTROLLED TRIALS THAT EVALUATED >1400 ADULTS WITH CHRONIC INSOMNIA, SOMRYST® USE RESULTED IN A SIGNIFICANT REDUCTION IN INSOMNIA SEVERITY SYMPTOMS, AND THE REDUCTION WAS MAINTAINED OVER 12 MONTHS.[1-3]

STUDY 1[1]

Mean Insomnia Severity Index Score by Treatment Group (N=303)

*P<0.0001 Difference between treatment groups at all times after baseline



Insomnia Severity Index
20
15
10
5
0
↓18%
↓32%
↓35%
↓45%
↓51%
↓57%
Baseline
End of Treatment (Week 9)
6 months follow up
12 months follow up
Usual Care + Control (N=152)
Usual Care + SHUTi (N=151)
Percentage reduction in insomnia symptom severity
Sub-threshold for clinical definition of insomnia

STUDY 2[2]

Mean Insomnia Severity Index Score by Treatment Group (N=1149)

*P<0.0001 Difference between treatment groups at all times after baseline



Insomnia Severity Index
20
15
10
5
0
↓19%
↓25%
↓30%
↓55%
↓52%
↓52%
Baseline
End of Treatment (Week 9)
6 months follow up
12 months follow up
Usual Care + Control (N=575)
Usual Care + SHUTi (N=574)
Percentage reduction in insomnia symptom severity
Sub-threshold for clinical definition of insomnia

46

PEAR THERAPEUTICS

What does patient engagement look like in the real world?

REAL WORLD STUDY DESIGN

- 7,414 patients utilized Somryst in a pre-commercial pilot study[1-3]
- Patients utilized the product for 9 weeks, consisting of 6 treatment modules (cores)
- Data collected:
  - FDA-reviewed endpoint (Insomnia Severity Index)
  - Patient Reported Outcomes
  - 348,584 sleep diaries were collected

HEALTH OUTCOMES



Patient Engagement
% of patients active
100 80 60 40 20 0
100% 88% 77% 67% 60% 53%
C1 C2 C3 C4 C5 C6
ISI Score
ISI Score
20 15 10 5 0
19 18 15 13 11 10
C1 C2 C3 C4 C5 C6
Sleep Onset Latency
SOL Score
35 30 25 20 15 10 5 0
33 21 16 15 15 16
C1 C2 C3 C4 C5 C6
Wake After Sleep Onset
WASO Score
50 40 30 20 10 0
41 23 18 17 17 18
C1 C2 C3 C4 C5 C6

47

PEAR THERAPEUTICS

Risk Factors The below list of risk factors has been prepared as part of the Business Combination. The risks presented below are certain of the general risks related to the business of the Company, TPAC and the Business Combination and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by TPAC and the Company with the SEC. If the Company cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only risks that the Company faces. Additional risks that the Company currently does not know about or that it currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in TPAC and the Company. Risks Related to the Company’s Business and Industry · The failure of the Company’s prescription digital therapeutics to achieve and maintain market acceptance by patients and physicians would cause the Company’s business, financial condition and results of operation to be materially and adversely affected. · The insurance coverage and reimbursement status of novel products, such as prescription digital therapeutics, is uncertain. Failure to obtain or maintain adequate coverage and reimbursement for the Company’s products would substantially impair the Company’s ability to generate revenue. · The market for prescription digital therapeutics is new, rapidly evolving, and increasingly competitive, as the healthcare industry in the United States is undergoing significant structural change, which makes it difficult to forecast demand for the Company’s products. As a result, all projections included herein are subject to change. · The Company’s future depends on the continued contributions of its senior management team and its ability to attract and retain other highly qualified personnel; in particular, Corey McCann, our President and Chief Executive Officer, is critical to our future vision and strategic direction. · A limited number of healthcare insurers have agreed to reimburse purchases of the Company’s products, and there is no assurance that additional healthcare insurers will reimburse purchases of the Company’s products in the future. · The Company’s products are made available via the Apple Store and the GooglePlay Store. If the Company’s ability to access those markets was stopped or otherwise restricted, it would materially and adversely affect the Company’s business. · The Company faces competition and new products may emerge that provide different or better alternatives for treatment of the conditions that the Company’s products are authorized to treat. Many of our current and future competitors have or will have significantly more resources. · Acquisitions and strategic alliances could distract management and expose the Company to financial, execution and operational risks that could have a detrimental effect on our business. · We have experienced rapid growth since inception which may not be indicative of our future growth and, if we continue to grow rapidly, we may not be able to manage our growth effectively. · If we cannot maintain our corporate culture, we could lose the innovation, collaboration and focus on the mission that contribute to our business. · The COVID-19 pandemic has had and continue to have an adverse impact on the Company’s business, operations, and the markets and communities in which it operates. 48Risk Factors The below list of risk factors has been prepared as part of the Business Combination. The risks presented below are certain of the general risks related to the business of the Company, TPAC and the Business Combination and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by TPAC and the Company with the SEC. If the Company cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only risks that the Company faces. Additional risks that the Company currently does not know about or that it currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in TPAC and the Company. Risks Related to the Company’s Business and Industry · The failure of the Company’s prescription digital therapeutics to achieve and maintain market acceptance by patients and physicians would cause the Company’s business, financial condition and results of operation to be materially and adversely affected. · The insurance coverage and reimbursement status of novel products, such as prescription digital therapeutics, is uncertain. Failure to obtain or maintain adequate coverage and reimbursement for the Company’s products would substantially impair the Company’s ability to generate revenue. · The market for prescription digital therapeutics is new, rapidly evolving, and increasingly competitive, as the healthcare industry in the United States is undergoing significant structural change, which makes it difficult to forecast demand for the Company’s products. As a result, all projections included herein are subject to change. · The Company’s future depends on the continued contributions of its senior management team and its ability to attract and retain other highly qualified personnel; in particular, Corey McCann, our President and Chief Executive Officer, is critical to our future vision and strategic direction. · A limited number of healthcare insurers have agreed to reimburse purchases of the Company’s products, and there is no assurance that additional healthcare insurers will reimburse purchases of the Company’s products in the future. · The Company’s products are made available via the Apple Store and the GooglePlay Store. If the Company’s ability to access those markets was stopped or otherwise restricted, it would materially and adversely affect the Company’s business. · The Company faces competition and new products may emerge that provide different or better alternatives for treatment of the conditions that the Company’s products are authorized to treat. Many of our current and future competitors have or will have significantly more resources. · Acquisitions and strategic alliances could distract management and expose the Company to financial, execution and operational risks that could have a detrimental effect on our business. · We have experienced rapid growth since inception which may not be indicative of our future growth and, if we continue to grow rapidly, we may not be able to manage our growth effectively. · If we cannot maintain our corporate culture, we could lose the innovation, collaboration and focus on the mission that contribute to our business. · The COVID-19 pandemic has had and continue to have an adverse impact on the Company’s business, operations, and the markets and communities in which it operates. 48

Risk Factors Risks Related to the Company’s Financial Position · The Company has a history of significant losses, anticipates increasing expenses in the future, and may not be able to achieve or maintain profitability. · Due to the resources required for the development of the Company’s pipeline, and depending on its ability to access capital, the Company may have to prioritize the development of certain product candidates over others. The Company may fail to expend its limited resources on product candidates that may have been more profitable or for which there is a greater likelihood of success, which would cause the Company’s business, financial condition and results of operations to be materially and adversely affected. · The Company will need substantial additional funding, and if it is unable to raise capital when needed or on terms favorable to the Company, the Company’s business, financial condition and results of operation could be materially and adversely affected. Risks Related to the Company’s Intellectual Property and Technology · Limitations on the Company’s ability to maintain or obtain patent protection and/or the patent rights relating to the Company’s products and product candidates may limit the Company’s ability to prevent third parties from competing against the Company. · Confidentiality agreements with employees and others may not adequately prevent disclosure of trade secrets and other proprietary information. · The Company is party to and may, in the future, enter into collaborations, in-licensing arrangements, joint ventures, or strategic alliances with third-parties that may not result in the development of commercially viable products or the generation of significant or any future revenues. · The Company in-licenses patents and content from third-parties to develop its products and product candidates. If the Company had a dispute with a third-party licensor, it could materially and adversely affect the Company’s ability to commercialize the product or product candidate affected by the dispute. · The Company’s products utilize third-party open source software components, which may pose particular risks to its proprietary software, technologies, products and services in a manner that could negatively affect its business. Risks Relating to the Company’s Products · The Company’s products may cause undesirable side effects or have other properties that could limit their commercial potential. · If the Company is not able to develop and release new products, or successful enhancements, new features and modifications to the Company’s products, the Company’s business, financial condition and results of operations could be materially and adversely affected. · Clinical trials of any of the Company’s products or product candidates may fail to produce results necessary to support regulatory clearance or authorization. · Interim, “topline” and preliminary data from clinical trials of the Company’s products or product candidates may change as more patient data becomes available and are subject to confirmation, audit, and verification procedures that could result in material changes in the final data. 49Risk Factors Risks Related to the Company’s Financial Position · The Company has a history of significant losses, anticipates increasing expenses in the future, and may not be able to achieve or maintain profitability. · Due to the resources required for the development of the Company’s pipeline, and depending on its ability to access capital, the Company may have to prioritize the development of certain product candidates over others. The Company may fail to expend its limited resources on product candidates that may have been more profitable or for which there is a greater likelihood of success, which would cause the Company’s business, financial condition and results of operations to be materially and adversely affected. · The Company will need substantial additional funding, and if it is unable to raise capital when needed or on terms favorable to the Company, the Company’s business, financial condition and results of operation could be materially and adversely affected. Risks Related to the Company’s Intellectual Property and Technology · Limitations on the Company’s ability to maintain or obtain patent protection and/or the patent rights relating to the Company’s products and product candidates may limit the Company’s ability to prevent third parties from competing against the Company. · Confidentiality agreements with employees and others may not adequately prevent disclosure of trade secrets and other proprietary information. · The Company is party to and may, in the future, enter into collaborations, in-licensing arrangements, joint ventures, or strategic alliances with third-parties that may not result in the development of commercially viable products or the generation of significant or any future revenues. · The Company in-licenses patents and content from third-parties to develop its products and product candidates. If the Company had a dispute with a third-party licensor, it could materially and adversely affect the Company’s ability to commercialize the product or product candidate affected by the dispute. · The Company’s products utilize third-party open source software components, which may pose particular risks to its proprietary software, technologies, products and services in a manner that could negatively affect its business. Risks Relating to the Company’s Products · The Company’s products may cause undesirable side effects or have other properties that could limit their commercial potential. · If the Company is not able to develop and release new products, or successful enhancements, new features and modifications to the Company’s products, the Company’s business, financial condition and results of operations could be materially and adversely affected. · Clinical trials of any of the Company’s products or product candidates may fail to produce results necessary to support regulatory clearance or authorization. · Interim, “topline” and preliminary data from clinical trials of the Company’s products or product candidates may change as more patient data becomes available and are subject to confirmation, audit, and verification procedures that could result in material changes in the final data. 49

Risk Factors Risks Related to the Company’s Regulatory Compliance and Legal Matters · We operate in a highly regulated industry and are subject to a wide range of federal, state and local laws, rules and regulations, including FDA regulatory requirements and laws pertaining to fraud and abuse in healthcare, that affect nearly all aspects of our operations. Failure to comply with these laws, rules and regulations, or to obtain and maintain required licenses, could subject the Company to enforcement actions, including substantial civil and criminal penalties, and might require the Company to recall or withdraw a product from the market or cease operations. Any of the foregoing could materially and adversely affect our business, financial condition and results of operations. · The Company will incur significant liability if it is determined that it is promoting any “off-label” uses of its products. · The Company faces potential product liability exposure, and, if claims brought against the Company are successful, the Company could incur substantial liabilities. · Healthcare reform and other governmental and private payor initiatives may have an adverse effect upon, and could prevent, the Company’s products’ or product candidates’ commercial success. · The Company is subject to data privacy and security laws and regulations governing the Company’s collection, use, disclosure, or storage of personally identifiable information, including protected health information and payment card data, which may impose restrictions on the Company and the Company’s operations. Any actual or perceived noncompliance with such laws and regulations, may result in penalties, regulatory action, loss of business or unfavorable publicity. · Security breaches, ransomware attacks and other disruptions to the Company’s information technology structure could compromise the Company’s information, disrupt its business and expose the Company to significant liability, which would cause the Company’s business and reputation to suffer and we may be unable to maintain and scale the technology underlying our offerings. · The Company’s patient service center uses text and voice calls to communicate with healthcare providers, patients and prospective patients, and the Company is subject to various marketing and advertising laws including the Telephone Consumer Protection Act (the “TCPA”). If the Company fails to comply with applicable laws including the TCPA, it may be subject to significant liabilities. · The Company may be subject to governmental investigation, litigation and other proceedings, including intellectual property disputes, which are costly to defend and could materially harm the Company’s business and results of operations. · The Company’s commercialization efforts to date have focused almost exclusively on the U.S. The Company’s ability to enter other foreign markets will depend, among other things, on its ability to navigate various regulatory regimes with which it does not have experience, which could delay or prevent the growth of the Company’s operations outside of the U.S. · The regulatory framework for digital health products is constantly evolving. Increasingly stringent regulatory requirements could create barriers to the Company’s development and introduction of new products. Conversely, in the event that regulatory requirements are lowered, competitors could potentially enter the digital health products market and compete against the Company more easily. Either of the foregoing could materially harm the Company’s business. · The Company’s products may face competition from digital health products that are marketed without regulatory clearance or approval. Regulators have broad discretion in determining whether to enforce regulatory requirements, and may decide not to remove uncleared or unapproved products that compete with the Company’s products, which could materially and adversely impact the Company’s business. 50Risk Factors Risks Related to the Company’s Regulatory Compliance and Legal Matters · We operate in a highly regulated industry and are subject to a wide range of federal, state and local laws, rules and regulations, including FDA regulatory requirements and laws pertaining to fraud and abuse in healthcare, that affect nearly all aspects of our operations. Failure to comply with these laws, rules and regulations, or to obtain and maintain required licenses, could subject the Company to enforcement actions, including substantial civil and criminal penalties, and might require the Company to recall or withdraw a product from the market or cease operations. Any of the foregoing could materially and adversely affect our business, financial condition and results of operations. · The Company will incur significant liability if it is determined that it is promoting any “off-label” uses of its products. · The Company faces potential product liability exposure, and, if claims brought against the Company are successful, the Company could incur substantial liabilities. · Healthcare reform and other governmental and private payor initiatives may have an adverse effect upon, and could prevent, the Company’s products’ or product candidates’ commercial success. · The Company is subject to data privacy and security laws and regulations governing the Company’s collection, use, disclosure, or storage of personally identifiable information, including protected health information and payment card data, which may impose restrictions on the Company and the Company’s operations. Any actual or perceived noncompliance with such laws and regulations, may result in penalties, regulatory action, loss of business or unfavorable publicity. · Security breaches, ransomware attacks and other disruptions to the Company’s information technology structure could compromise the Company’s information, disrupt its business and expose the Company to significant liability, which would cause the Company’s business and reputation to suffer and we may be unable to maintain and scale the technology underlying our offerings. · The Company’s patient service center uses text and voice calls to communicate with healthcare providers, patients and prospective patients, and the Company is subject to various marketing and advertising laws including the Telephone Consumer Protection Act (the “TCPA”). If the Company fails to comply with applicable laws including the TCPA, it may be subject to significant liabilities. · The Company may be subject to governmental investigation, litigation and other proceedings, including intellectual property disputes, which are costly to defend and could materially harm the Company’s business and results of operations. · The Company’s commercialization efforts to date have focused almost exclusively on the U.S. The Company’s ability to enter other foreign markets will depend, among other things, on its ability to navigate various regulatory regimes with which it does not have experience, which could delay or prevent the growth of the Company’s operations outside of the U.S. · The regulatory framework for digital health products is constantly evolving. Increasingly stringent regulatory requirements could create barriers to the Company’s development and introduction of new products. Conversely, in the event that regulatory requirements are lowered, competitors could potentially enter the digital health products market and compete against the Company more easily. Either of the foregoing could materially harm the Company’s business. · The Company’s products may face competition from digital health products that are marketed without regulatory clearance or approval. Regulators have broad discretion in determining whether to enforce regulatory requirements, and may decide not to remove uncleared or unapproved products that compete with the Company’s products, which could materially and adversely impact the Company’s business. 50

Risk Factors Risks Related to the Company’s Financial Reporting · We rely on assumptions, estimates, and business data to calculate our key performance indicators and other business metrics, and real or perceived inaccuracies in these metrics may harm our reputation and negatively affect our business. · Our results of operations and financial condition are subject to management’s accounting judgments and estimates, as well as changes in accounting policies. · Our management will be required to evaluate the effectiveness of our internal control over financial reporting. If we are unable to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financial reports. · If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. Furthermore, our management and our independent auditors have identified certain internal control deficiencies, which management and our independent auditors believe constitute material weaknesses. · Some members of our management team have limited experience in operating a public company. · We will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives. · We could be subject to additional tax liabilities and our ability to use net operating loss carryforwards and other tax attributes may be limited in connection with the proposed business combination or other ownership changes. Risks Related to the Business Combination · The consummation of the Business Combination is subject to a number of conditions, including entry into a definitive agreement and plan of merger (the “Business Combination Agreement”), and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. · There is no guarantee that a stockholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better or worse economic position. · If the Business Combination benefits do not meet the expectations of investors or securities analysts, the market price of TPAC’s securities or, following the consummation of the Business Combination, the combined company’s securities may decline. · Potential legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. · If TPAC’s due diligence investigation of the Company’s business was inadequate and material risks are not uncovered, stockholders of TPAC following the Business Combination could lose some or all of their investment. 51Risk Factors Risks Related to the Company’s Financial Reporting · We rely on assumptions, estimates, and business data to calculate our key performance indicators and other business metrics, and real or perceived inaccuracies in these metrics may harm our reputation and negatively affect our business. · Our results of operations and financial condition are subject to management’s accounting judgments and estimates, as well as changes in accounting policies. · Our management will be required to evaluate the effectiveness of our internal control over financial reporting. If we are unable to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financial reports. · If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. Furthermore, our management and our independent auditors have identified certain internal control deficiencies, which management and our independent auditors believe constitute material weaknesses. · Some members of our management team have limited experience in operating a public company. · We will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives. · We could be subject to additional tax liabilities and our ability to use net operating loss carryforwards and other tax attributes may be limited in connection with the proposed business combination or other ownership changes. Risks Related to the Business Combination · The consummation of the Business Combination is subject to a number of conditions, including entry into a definitive agreement and plan of merger (the “Business Combination Agreement”), and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. · There is no guarantee that a stockholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better or worse economic position. · If the Business Combination benefits do not meet the expectations of investors or securities analysts, the market price of TPAC’s securities or, following the consummation of the Business Combination, the combined company’s securities may decline. · Potential legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. · If TPAC’s due diligence investigation of the Company’s business was inadequate and material risks are not uncovered, stockholders of TPAC following the Business Combination could lose some or all of their investment. 51

References Slide 6 1. https://www.cnbc.com/2017/01/17/tech-set-to-transform-3-trillion-health-care-industry.html Slide 8 1. https://www.cdc.gov/chronicdisease/about/costs/index.htm 2. https://azbigmedia.com/business/future-of-telehealth-is-brighter-than-ever-in-the-wake-of-covid-19/ 3. https://www.aamc.org/news-insights/us-physician-shortage-growing 4.https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7161457/#:~:text=Across%20the%20United%20States%2C%20there,physician%20ratio%20of%2043%2C000%3A1; 5. https://www.aamc.org/news-insights/21-million-americans-suffer-addiction-just-3000-physicians-are-specially-trained-treat-them 6. https://techjury.net/blog/how-much-time-does-the-average-american-spend-on-their-phone/#gref Slide 9 1. https://www.aamc.org/news-insights/21-million-americans-suffer-addiction-just-3000-physicians-are-specially-trained-treat-them 2. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 2. US Census Bureau. United States QuickFacts. 3. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021. 4. Chronic Pain: https://www.cdc.gov/mmwr/volumes/67/wr/mm6736a2.htm 5. https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2021/cancer-facts-and-figures-2021.pdf Slide 13 1. https://www.aamc.org/news-insights/us-physician-shortage-growing 2. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 3. US Census Bureau. United States QuickFacts. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021.; 4. Atlas on substance use (2010): resources for the prevention and treatment of substance use disorders. World Health Organization.; https://www.ncbi.nlm.nih.gov/books/NBK553166/ Slide 19 1. TAM = Price x Potential PDT Rx Per Year Slide 24 1. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. 2. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. 3. Chaple et al. 2016. The Prison Journal. 96(3):485-508. 4. Marsch LA, Guarino H, Acosta M, Aponte-Melendez Y, Cleland C, Grabinski M, Brady R, Edwards J. Web-based behavioral treatment for substance use disorders as a partial replacement of standard methadone maintenance treatment. J Subst Abuse Treat. 2014 Jan;46(1):43-51. doi: 10.1016/j.jsat.2013.08.012. Epub 2013 Sep 21. PMID: 24060350; PMCID: PMC3839618. 5. Yuri A. Maricich, MD, Xiaorui Xiong, PhD, Robert Gerwien, PhD, Alice Kuo, BA Fulton Velez, MD MBA, Bruce Imbert, MD PhD, Keely Boyer, MBA, Hilary F. Luderer, PhD, Stephen Braun, BA, Karren Williams, PhD (2020): Real-World evidence for a prescription digital therapeutic to treat Opioid Use Disorder, Journal of Current Medical Research and Opinion, DOI:10.1080/03007995.2020.1846023. 6. Fulton F. Velez , Sam Colman , Laura Kauffman , Charles Ruetsch & Kathryn Anastassopoulos (2020): Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357. 52References Slide 6 1. https://www.cnbc.com/2017/01/17/tech-set-to-transform-3-trillion-health-care-industry.html Slide 8 1. https://www.cdc.gov/chronicdisease/about/costs/index.htm 2. https://azbigmedia.com/business/future-of-telehealth-is-brighter-than-ever-in-the-wake-of-covid-19/ 3. https://www.aamc.org/news-insights/us-physician-shortage-growing 4.https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7161457/#:~:text=Across%20the%20United%20States%2C%20there,physician%20ratio%20of%2043%2C000%3A1; 5. https://www.aamc.org/news-insights/21-million-americans-suffer-addiction-just-3000-physicians-are-specially-trained-treat-them 6. https://techjury.net/blog/how-much-time-does-the-average-american-spend-on-their-phone/#gref Slide 9 1. https://www.aamc.org/news-insights/21-million-americans-suffer-addiction-just-3000-physicians-are-specially-trained-treat-them 2. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 2. US Census Bureau. United States QuickFacts. 3. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021. 4. Chronic Pain: https://www.cdc.gov/mmwr/volumes/67/wr/mm6736a2.htm 5. https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2021/cancer-facts-and-figures-2021.pdf Slide 13 1. https://www.aamc.org/news-insights/us-physician-shortage-growing 2. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 3. US Census Bureau. United States QuickFacts. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021.; 4. Atlas on substance use (2010): resources for the prevention and treatment of substance use disorders. World Health Organization.; https://www.ncbi.nlm.nih.gov/books/NBK553166/ Slide 19 1. TAM = Price x Potential PDT Rx Per Year Slide 24 1. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. 2. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. 3. Chaple et al. 2016. The Prison Journal. 96(3):485-508. 4. Marsch LA, Guarino H, Acosta M, Aponte-Melendez Y, Cleland C, Grabinski M, Brady R, Edwards J. Web-based behavioral treatment for substance use disorders as a partial replacement of standard methadone maintenance treatment. J Subst Abuse Treat. 2014 Jan;46(1):43-51. doi: 10.1016/j.jsat.2013.08.012. Epub 2013 Sep 21. PMID: 24060350; PMCID: PMC3839618. 5. Yuri A. Maricich, MD, Xiaorui Xiong, PhD, Robert Gerwien, PhD, Alice Kuo, BA Fulton Velez, MD MBA, Bruce Imbert, MD PhD, Keely Boyer, MBA, Hilary F. Luderer, PhD, Stephen Braun, BA, Karren Williams, PhD (2020): Real-World evidence for a prescription digital therapeutic to treat Opioid Use Disorder, Journal of Current Medical Research and Opinion, DOI:10.1080/03007995.2020.1846023. 6. Fulton F. Velez , Sam Colman , Laura Kauffman , Charles Ruetsch & Kathryn Anastassopoulos (2020): Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357. 52

References Slide 25 1. Yuri A. Maricich, MD, Xiaorui Xiong, PhD, Robert Gerwien, PhD, Alice Kuo, BA Fulton Velez, MD MBA, Bruce Imbert, MD PhD, Keely Boyer, MBA, Hilary F. Luderer, PhD, Stephen Braun, BA, Karren Williams, PhD (2020): Real-World evidence for a prescription digital therapeutic to treat Opioid Use Disorder, Journal of Current Medical Research and Opinion, DOI:10.1080/03007995.2020.1846023. 2. Data on file. reSET-O Patient and Provider Research. December 2020. 3. Fulton F. Velez , Sam Colman , Laura Kauffman , Charles Ruetsch & Kathryn Anastassopoulos (2020): Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357. Slide 26 1. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 2. US Census Bureau. United State; QuickFacts. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021. 3.. Batterham P, Christensen H, Mackinnon A, et al. Trajectories of change and long-term outcomes in a randomized controlled trial of internet-based insomnia treatment to prevent depression. BJPsych Open. 2017; 3(5), 228-235. doi:10.1192/bjpo.bp.117.005231. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5611538/ 4 Batterham, P.J., Christensen, H., Thorndike, F. P., Ritterband, L.M., Gerwien, R., Enman, N., Botbyl, J., Maricich, Y. Web-delivered CBT for Insomnia Intervention Improves Sleep Among Adults with Insomnia and Depressive Symptoms. Virtual SLEEP 2020.: https://academic.oup.com/sleep/article-abstract/43/Supplement_1/A200/5847151 Slide 27 1. Ritterband LM, Thorndike FP, Ingersoll KS, et al. Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 2017;74(1):68–75. doi:10.1001/jamapsychiatry.2016.3249. 2. Christensen H, Batterham PJ, Gosling JA, et al. Effectiveness of an online insomnia program (SHUTi) for prevention of depressive episodes (the GoodNight Study): a randomised controlled trial. Lancet Psychiatry. 2016;3(4):333-341. 3. Batterham P, Christensen H, Mackinnon A, et al. Trajectories of change and long-term outcomes in a randomized controlled trial of internet-based insomnia treatment to prevent depression. BJPsych Open. 2017; 3(5), 228-235. doi:10.1192/bjpo.bp.117.005231. 4. Batterham, P.J., Christensen, H., Thorndike, F. P., Ritterband, L.M., Gerwien, R., Enman, N., Botbyl, J., Maricich, Y. Web-delivered CBT for Insomnia Intervention Improves Sleep Among Adults with Insomnia and Depressive Symptoms. Virtual SLEEP 2020. 5. Real World Impact of a CBT I Digital Therapeutic: Treatment Outcomes and Prescription Sleep Medication Use Among 5,877 Adults. Thorndike FP, Ritterband LM , Gerwien R , Xiong X , Enman NM , Luderer H , Edington, S , Wendorf AR , Maricich YA 6. Ritterband LM, Thorndike, FP, Ingersoll, KS, et al. Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 2016;74(1),68-75. Slide 42 1. SAMHSA. Key Substance Use and Mental Health Indicators in the United States: Results from the 2019 National Survey on Drug Use and Health. 2020. 2. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. 3. Chaple et al. 2016. The Prison Journal. 96(3):485-508. 4. https://www.samhsa.gov/sites/default/files/aatod_2018_final.pdf SAMHSA/HHS source provides that 2.1 million Americans suffer from addiction to opiates. 5. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. 6. Internal data, FDA Regulatory filing, K173681, and Maricich Y et al. Safety and Efficacy of reSET in Patients w/ OUD. AAAP Annual Conference, 2018 7. Bickel et al. Exp Clin Psychopharmacol. 2008;16(2):132-143. 8. Marsch et al. Subst Abuse Treat. 2014;46(1):43-51. . 53References Slide 25 1. Yuri A. Maricich, MD, Xiaorui Xiong, PhD, Robert Gerwien, PhD, Alice Kuo, BA Fulton Velez, MD MBA, Bruce Imbert, MD PhD, Keely Boyer, MBA, Hilary F. Luderer, PhD, Stephen Braun, BA, Karren Williams, PhD (2020): Real-World evidence for a prescription digital therapeutic to treat Opioid Use Disorder, Journal of Current Medical Research and Opinion, DOI:10.1080/03007995.2020.1846023. 2. Data on file. reSET-O Patient and Provider Research. December 2020. 3. Fulton F. Velez , Sam Colman , Laura Kauffman , Charles Ruetsch & Kathryn Anastassopoulos (2020): Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357. Slide 26 1. Doghrami K. The Epidemiology and Diagnosis of Insomnia. AJMC. 2006. 2. US Census Bureau. United State; QuickFacts. https://www.census.gov/quickfacts/fact/table/US/PST045219 Accessed April 22, 2021. 3.. Batterham P, Christensen H, Mackinnon A, et al. Trajectories of change and long-term outcomes in a randomized controlled trial of internet-based insomnia treatment to prevent depression. BJPsych Open. 2017; 3(5), 228-235. doi:10.1192/bjpo.bp.117.005231. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5611538/ 4 Batterham, P.J., Christensen, H., Thorndike, F. P., Ritterband, L.M., Gerwien, R., Enman, N., Botbyl, J., Maricich, Y. Web-delivered CBT for Insomnia Intervention Improves Sleep Among Adults with Insomnia and Depressive Symptoms. Virtual SLEEP 2020.: https://academic.oup.com/sleep/article-abstract/43/Supplement_1/A200/5847151 Slide 27 1. Ritterband LM, Thorndike FP, Ingersoll KS, et al. Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 2017;74(1):68–75. doi:10.1001/jamapsychiatry.2016.3249. 2. Christensen H, Batterham PJ, Gosling JA, et al. Effectiveness of an online insomnia program (SHUTi) for prevention of depressive episodes (the GoodNight Study): a randomised controlled trial. Lancet Psychiatry. 2016;3(4):333-341. 3. Batterham P, Christensen H, Mackinnon A, et al. Trajectories of change and long-term outcomes in a randomized controlled trial of internet-based insomnia treatment to prevent depression. BJPsych Open. 2017; 3(5), 228-235. doi:10.1192/bjpo.bp.117.005231. 4. Batterham, P.J., Christensen, H., Thorndike, F. P., Ritterband, L.M., Gerwien, R., Enman, N., Botbyl, J., Maricich, Y. Web-delivered CBT for Insomnia Intervention Improves Sleep Among Adults with Insomnia and Depressive Symptoms. Virtual SLEEP 2020. 5. Real World Impact of a CBT I Digital Therapeutic: Treatment Outcomes and Prescription Sleep Medication Use Among 5,877 Adults. Thorndike FP, Ritterband LM , Gerwien R , Xiong X , Enman NM , Luderer H , Edington, S , Wendorf AR , Maricich YA 6. Ritterband LM, Thorndike, FP, Ingersoll, KS, et al. Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 2016;74(1),68-75. Slide 42 1. SAMHSA. Key Substance Use and Mental Health Indicators in the United States: Results from the 2019 National Survey on Drug Use and Health. 2020. 2. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. 3. Chaple et al. 2016. The Prison Journal. 96(3):485-508. 4. https://www.samhsa.gov/sites/default/files/aatod_2018_final.pdf SAMHSA/HHS source provides that 2.1 million Americans suffer from addiction to opiates. 5. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. 6. Internal data, FDA Regulatory filing, K173681, and Maricich Y et al. Safety and Efficacy of reSET in Patients w/ OUD. AAAP Annual Conference, 2018 7. Bickel et al. Exp Clin Psychopharmacol. 2008;16(2):132-143. 8. Marsch et al. Subst Abuse Treat. 2014;46(1):43-51. . 53

References Slide 43 1. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. 2. Yuri A. Maricich, Warren K. Bickel, Lisa A. Marsch, Kirstin Gatchalian, Jeffrey Botbyl & Hilary F. Luderer (2020): Safety and efficacy of a prescription digital therapeutic as an adjunct to buprenorphine for treatment of opioid use disorder, Current Medical Research and Opinion, DOI: 10.1080/03007995.2020.1846022 Slide 44 1. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. Slide 45 1. Fulton F. Velez, Sam Colman, Laura Kauffman, Charles Ruetsch & Kathryn Anastassopoulos (2020) Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357 2. Ronquest NA, Willson TM, Montejano LB, Nadipelli VR, Wollschlaeger BA. Relationship between buprenorphine adherence and relapse, health care utilization and costs in privately and publicly insured patients with opioid use disorder. Subst Abuse Rehabil. 2018;9:59-78. https://doi.org/10.2147/SAR.S150253 Slide 46 ® 1. Ritterband et al. JAMA Psychiatry. 2017;74(1):68-75. 2. Christensen et al. Lancet Psychiatry. 2016;3(4):333-341. 3. Somryst Clinician Directions for Use. Boston, MA: Pear Therapeutics, Inc. 2020. Slide 47 1. Thorndike FP et al. Real World Data: Impact of a Digital Therapeutic for Insomnia in Adults. In S. Weiss (Chair), Using eHealth to bridge the gap between research and practice for insomnia: Examples from across the lifespan. Paper presented at: World Sleep Congress; September 2019; Vancouver, CA. 2. Thorndike FP, Gerwien R, Maricich YA, Luderer HF, Enman NM, Xiong R, Edington S, Ritterband L. Evidence From Real-World Users of a Digital Therapeutic for Insomnia. 173rd Annual Meeting of the American Psychiatric Association; April 25-29, 2020; Philadelphia, PA. 3. Maricich YA, Thorndike FP, Gerwien R, Luderer HF, Enman NM, Xiong R, Edington S, Ritterband L. Evidence From Real-World Users of a Digital Therapeutic for Insomnia. Poster presented at: Technology in Psychiatry Summit; October 28-29, 2019; Boston, MA. 54References Slide 43 1. Campbell et al., American Journal of Psychiatry. 2014. 171(6):683-690. 2. Yuri A. Maricich, Warren K. Bickel, Lisa A. Marsch, Kirstin Gatchalian, Jeffrey Botbyl & Hilary F. Luderer (2020): Safety and efficacy of a prescription digital therapeutic as an adjunct to buprenorphine for treatment of opioid use disorder, Current Medical Research and Opinion, DOI: 10.1080/03007995.2020.1846022 Slide 44 1. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. Slide 45 1. Fulton F. Velez, Sam Colman, Laura Kauffman, Charles Ruetsch & Kathryn Anastassopoulos (2020) Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357 2. Ronquest NA, Willson TM, Montejano LB, Nadipelli VR, Wollschlaeger BA. Relationship between buprenorphine adherence and relapse, health care utilization and costs in privately and publicly insured patients with opioid use disorder. Subst Abuse Rehabil. 2018;9:59-78. https://doi.org/10.2147/SAR.S150253 Slide 46 ® 1. Ritterband et al. JAMA Psychiatry. 2017;74(1):68-75. 2. Christensen et al. Lancet Psychiatry. 2016;3(4):333-341. 3. Somryst Clinician Directions for Use. Boston, MA: Pear Therapeutics, Inc. 2020. Slide 47 1. Thorndike FP et al. Real World Data: Impact of a Digital Therapeutic for Insomnia in Adults. In S. Weiss (Chair), Using eHealth to bridge the gap between research and practice for insomnia: Examples from across the lifespan. Paper presented at: World Sleep Congress; September 2019; Vancouver, CA. 2. Thorndike FP, Gerwien R, Maricich YA, Luderer HF, Enman NM, Xiong R, Edington S, Ritterband L. Evidence From Real-World Users of a Digital Therapeutic for Insomnia. 173rd Annual Meeting of the American Psychiatric Association; April 25-29, 2020; Philadelphia, PA. 3. Maricich YA, Thorndike FP, Gerwien R, Luderer HF, Enman NM, Xiong R, Edington S, Ritterband L. Evidence From Real-World Users of a Digital Therapeutic for Insomnia. Poster presented at: Technology in Psychiatry Summit; October 28-29, 2019; Boston, MA. 54